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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 27, 2000



                              i2 Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                 000-28030                75-2294945
(State or Other Jurisdiction of    (Commission              (IRS Employer
        Incorporation)             File Number)          Identification No.)



One i2 Place, 11701 Luna Road, Dallas, Texas                75234
(Address of Principal Executive Offices)                  (Zip Code)



         Company's telephone number, including area code: (469) 357-1000



                                 Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 27, 2000, i2 Technologies, Inc. completed the acquisition from International Business Machines Corporation of certain of IBM's software for planning, retail merchandising and replenishment, including INFOREM(R) and Makoro for Merchandise Planning(R). In addition, i2 and IBM entered into a five-year cross-license of patent rights, under which i2 received a broad license to IBM's patent portfolio, with certain exclusions, for use with programs designed to improve or enhance process efficiency. Under this license, IBM received a broad license to i2's patent portfolio for use with information handling systems. Furthermore, i2 also acquired a license to IBM's internally developed procurement software.

     On the date of the acquisition, i2 issued 1,295,875 shares of its common stock to IBM. In addition, i2 must issue to IBM up to an additional $250 million in shares of i2's common stock, valued based on a trading average prior to the date of issuance. i2 will be obligated to issue some or all of these shares in the future based on the amount of the revenues it derives from or through IBM during four annual periods, with the first annual period ending December 31, 2000. The consideration for the acquisition and related transactions was determined by arms'-length negotiations between i2 and IBM.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) No historical financial statements are provided, because the acquisition described in Item 2 above is not an acquisition of a business.

     (b) Pro forma financial information will be filed by amendment to this Current Report on Form 8-K within 60 days after the date that this initial report on Form 8-K must be filed.

     (c) Exhibits.

     2.1 Common Stock Purchase Agreement, dated March 7, 2000, by and between i2 Technologies, Inc. and International Business Machines Corporation, including Exhibits A and B thereto. The remaining exhibits and other attachments to such document have not been filed because, in the registrant's judgment, they do not contain information that is material to an investment decision and that is not otherwise disclosed in the agreement or this Current Report on Form 8-K. The contents of such omitted exhibits and other attachments are briefly identified in the Common Stock Purchase Agreement, and the registrant agrees to furnish supplementally a copy of any omitted exhibit or other attachment to the Securities and Exchange Commission upon request. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

     99.1 Press Release of i2 Technologies, Inc. dated April 4, 2000, announcing the completion of the acquisition.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  i2 TECHNOLOGIES, INC.

Dated:  April 11, 2000            By:  /s/ WILLIAM M. BEECHER
                                       -----------------------
                                       William M. Beecher
                                       Executive Vice President and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number
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

2.1 Common Stock Purchase Agreement, dated March 7, 2000, by and between i2 Technologies, Inc. and International Business
                  Machines Corporation, including Exhibits A and B thereto. The remaining exhibits and other attachments to such document have not been filed because, in the registrant's judgment, they do not contain information that is material to an investment decision and that is not otherwise disclosed in the agreement or this Current Report on Form 8-K. The contents of such omitted exhibits and other attachments are briefly identified in the Common Stock Purchase Agreement, and the registrant agrees to furnish supplementally a copy of any omitted exhibit or other attachment to the Securities and Exchange Commission upon request. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

99.1 Press Release of i2 Technologies, Inc. dated April 4, 2000, announcing the completion of the acquisition.




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